0 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Third Quarter 2017 Results November 2, 2017

1 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Statements contained in this presentation regarding the growth and prospects of the business, the Company’s projected 2017 financial results, long- term objectives and all other statements in this presentation other than recitation of historical facts are forward looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward looking statements involve known and unknown risks, uncertainties and other factors; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to, the ability to achieve and effectively manage growth, including the ability to integrate the CEB acquisition, other acquisitions and consummate acquisitions in the future; the ability to pay Gartner’s debt obligations, which have increased substantially with the CEB acquisition; the ability to maintain and expand Gartner’s products and services; the ability to expand or retain Gartner’s customer base; the ability to grow or sustain revenue from individual customers; the ability to attract and retain a professional staff of research analysts and consultants upon whom Gartner is dependent; the ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; the ability to carry out Gartner’s strategic initiatives and manage associated costs; the ability to successfully compete with existing competitors and potential new competitors; the ability to enforce and protect our intellectual property rights; additional risks associated with international operations including foreign currency fluctuations; the impact of restructuring and other charges on Gartner’s businesses and operations; general economic conditions; risks associated with the credit worthiness and budget cuts of governments and agencies; and other risks listed from time to time in Gartner’s reports filed with the Securities and Exchange Commission, including Gartner’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company’s SEC filings can be found on Gartner’s website at investor.gartner.com and on the SEC’s website at www.sec.gov. Forward looking statements included herein speak only as of November 2, 2017 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticipated events or circumstances. In this presentation, we include “Combined” numbers that, for periods prior to our acquisition of CEB (unless expressly noted otherwise), reflect numerical addition of the results of Gartner and CEB for each line item and do not include all the adjustments required with respect to the presentation of pro forma financial information under GAAP and the rules and regulations of the SEC. Accordingly, these “Combined” numbers are non-GAAP, but are provided because Gartner believes they are useful in comparing performance of Gartner following the CEB acquisition with performance of Gartner and CEB independently prior to Gartner’s acquisition of CEB. These Combined numbers should be read together with the historical financial statements of Gartner and CEB included in their respective quarterly reports on Form 10-Q and annual reports on Form 10-K, and the pro forma financial statements included in Exhibit 99.1 to Gartner’s Current Report on Form 8-K filed with the SEC on April 6, 2017 and footnote 2 to Gartner’s Current Report on Form 10-Q for the period ended September 30, 2017. References in this presentation to "Traditional Gartner" operating results and business measurements refer to Gartner excluding CEB. Disclaimer & Explanatory Note

2 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Third Quarter 2017: Highlights Traditional Gartner Total FX Neutral CV Growth of 15% y/y improvements in both client and wallet retention metrics with strong productivity growth Adjusted EBITDA of $149M Combined Free Cash Flow Conversion Rate of 139% on a comparable basis Adjusted Earnings Per Share of $0.65 above the high end of guidance range Total Combined Adjusted Revenue Growth of 11% 15% y/y FX neutral growth for traditional Gartner business Combined Free Cash Flow Growth of 14%

3 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ millions (unless stated) Q3’17 Q3’16 (Combined) YOY Growth Total Adjusted Revenue (a) $891.7 $805.4 +11% Operating Income (Loss) $(24.3) $66.3 nm Adjusted EBITDA (a) $149.0 $150.7 -1% Diluted Earnings (Loss) Per Share $(0.53) - Adjusted Diluted Earnings Per Share (a) $0.65 - Operating Cash Flow $149.5 $129.1 +16% Free Cash Flow (a) $144.1 $126.1 +14% 12 Month Rolling Free Cash Flow Conversion (b) 121% 128% Net Debt (c) $2,758 Net Debt/Adjusted LTM EBITDA 4.0x Third Quarter 2017: Overview a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures b) On a combined basis, 12 month rolling free cash flow conversion would have been 139% through Q3’17 c) Net Debt is calculated by subtracting total cash of $630M from total outstanding debt of $3,388M as of Q3’17

4 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ millions (unless stated) Q3’17 Q3’16 YOY Change Combined Adjusted Research Revenue (a) $701.2 $619.1 +13% Combined Adjusted Gross Contribution (a) $483.9 $432.4 +12% Combined Adjusted Gross Contribution Margin (a) 69% 70% -80 bps Total Contract Value (Traditional Gartner) $2,063 $1,815 +14% CEB Total Contract Value (b) $571 $578 -1% Client Retention (Traditional Gartner) 83% 83% +70 bps Wallet Retention (Traditional Gartner) 104% 104% +80 bps Wallet Retention (CEB) 93% 93% -30 bps # of Client Enterprises (Traditional Gartner) 11,338 10,673 +6% Third Quarter 2017: Research  Traditional Gartner Total FX Neutral Contract Value growth of 15%  Traditional Gartner Research adjusted FX neutral revenue growth of 16%  Traditional Gartner new business growth of 11% year-on-year  Average Spend per Enterprise of $182K, up 8% year-on-year on an FX neutral basis a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures b) CEB total contract value recast at 2017 FX rates

5 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Traditional Gartner Research Highlights Direct Quota Bearing Headcount FX Neutral Sales Productivity* *Excluding L2, sales productivity increased 18% year over year and increased 1% on a sequential basis. Sales productivity at reported rates was $100K and $107K for Q3’16-Q4’16, respectively. Q3’17Q3’16 Q4’16 Q2’17Q1’17 2,331 2,423 2,460 2,574 2,716 Q2’17Q1’17 Q3’17Q4’16Q3’16 $116K$114K $105K $99K $117K

6 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ millions (unless stated) Q3'17 Q3'16 (Combined) YOY Growth Adjusted Events Revenue (a) $45.1 $36.2 +25% Adjusted Gross Contribution (a) $16.2 $12.8 +27% Adjusted Contribution Margin (a) 36% 35% +40 bps Number of Events (b) 17 16 - Events Attendees 10,640 8,198 +30% Third Quarter 2017: Events a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures b) Includes Traditional Gartner and CEB destination events  On a same-events basis, Traditional Gartner Event business adjusted revenues increased 18% and 15% year-on-year in Q3 2017 on a reported and FX neutral basis, respectively  Traditional Gartner Events held 16 events in Q3 2017, with 21% year- on-year increase in same event attendees  CEB held one destination event in Q3 2017 (ReimagineHR)

Third Quarter 2017: Consulting

In $ millions (unless stated)	Q3'17	Q3'16 (Combined)	YOY Change
Adjusted Consulting Revenue (a)	$72.1	$73.7	-2%
Adjusted Gross Contribution (a)	$16.2	$18.2	-11%
Adjusted Contribution Margin (a)	22%	25%	-230 bps
Quarterly Utilization Rate	61%	63%	-150 bps
Billable Headcount	682	630	+8%
Avg. Annualized Rev. per Billable Headcount ($ Thousands)	$355	$368	-4%

a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures

Managing Partners


+17%
115
123
125
128
134
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17

Consulting Backlog* ($M)


+2%
90
89
89
91
91
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17

* No longer includes backlog associated with Strategic Advisory Services (SAS)

- Continued investment in Managing Partners, up 17% compared to Q3 2016
- Backlog increased by 3% year-on-year on an FX-neutral basis in Q3 2017
- Backlog represents approximately 4 months of forward coverage, in line with operational target

7
CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved.

Gartner

8 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ millions (unless stated) Q3'17 Q3'16 (Combined) YOY Growth Adjusted Talent Assessment & Other Revenue (a) $73.4 $76.4 -4% Adjusted Gross Contribution (a) $47.0 $45.0 +4% Adjusted Contribution Margin (a) 64% 59% +520 bps Third Quarter 2017: Talent Assessment & Other  Talent Assessment & Other includes CEB's previously disclosed Talent Assessment business as well as certain CEB non-subscription based talent products and services • On October 4, 2017, the Company announced that it has initiated a process to explore and evaluate strategic alternatives for the Talent Assessment business, which is a substantial part of the Talent Assessment & Other segment a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures

9 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Third Quarter 2017: Adjusted Earnings Per Share(a) In $ thousands, except per share amounts Three Months Ended September 30, 2017 Net Income (Loss) $(48,180) Acquisition adjustments, net of tax effect: Amortization of acquired intangibles (b) $51,130 Amortization of pre-acquisition deferred revenues (c) $63,655 Acquisition and integration charges and other nonrecurring items (d) (e) $31,282 Tax impact of adjustments (f) $(38,371) Adjusted net income $59,516 Adjusted diluted earnings per share (g): $0.65 Weighted average shares outstanding: Diluted (in millions) 92.0 a) Adjusted earnings per share represents GAAP diluted earnings per share adjusted for the per share impact of certain items directly-related to acquisitions and other items b) Consists of non-cash amortization charges from acquired intangibles c) Consists of the amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract. d) Consists of incremental and directly-related charges related to acquisitions and other non-recurring items e) Includes the amortization and write-off of deferred financing fees for both the three and nine months ended September 30, 2017 which is recorded in Interest expense, net in the Consolidated Statement of Operations and in the Adjusted EPS table presented above f) The effective tax rate was 26% for the three months ended September 30, 2017 g) The adjusted diluted EPS is calculated based on 92.0 million shares for the three months ended September 30, 2017

10 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ millions Q3'17 Q3'16 (Combined) YOY Change Adjusted EBITDA $149.0 $150.7 -1% Operating Cash Flow $149.5 $129.1 +16% - Capital Expenditures $(34.0) $(16.0) + Cash Acquisition and Integration Payments $28.5 $13.0 = Free Cash Flow $144.1 $126.1 +14% Free Cash Flow Conversion* 121% 128% Third Quarter 2017: Cash Flow Highlights *On a combined basis, 12 month rolling free cash flow conversion would have been 139% through Q3’17  On a comparable basis, Q3 2017 operating cash flow growth was 16% year-on-year, driven by the strong performance of traditional Gartner research in Q3 2017  On a comparable basis, free cash flow increased by 14% year-on-year driven by higher operating cash flow  Our business model continues to convert Free Cash Flow well in excess of Adjusted Net Income

11 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. $745 $703 $1,658 $3,468 $3,388 $(466) $(474) $(1,228) $(589) $(630) 3Q16 4Q16 1Q17 2Q17 3Q17 Total Debt Cash Net Debt ($M) 0.7x 0.5x 0.9x 4.1x 4.0x 3Q16 4Q16 1Q17 2Q17 3Q17 Net Debt* / EBITDA Ratio Third Quarter 2017: Balance Sheet and Capital Structure $279 $229 $430 *Q3’17 Net Debt Leverage Ratio calculated using LTM of Adjusted EBITDA of $692.7M Revolver capacity was $534M as of the end of Q3’17 65% of gross debt has fixed interest rates $2,758$2,879

12 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Fiscal Year 2017 Outlook

13 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Updated 2017 Guidance In $ millions, except per share amounts Updated 2017 Guidance Range* Research revenue $2,455 - $2,480 Consulting revenue $320 - $335 Events revenue $323 - $338 Talent Assessment & Other $159 - $174 Total Revenue (GAAP) $3,257 - $3,327 Deferred Revenue Fair Value Adjustment $203 - $203 Total Adjusted Revenue $3,460 - $3,530 Operating Income $14 - $39 Adjusted EBITDA $685 - $710 Diluted Earnings (Loss) Per Share (GAAP) $(0.85) - $(0.65) Adjusted Diluted Earnings Per Share $3.39 - $3.50 Fully Diluted Number of Shares 89.9 - 90.5 Operating Cash Flow $335 - $345 Acquisition and Integration Payments $115 - $125 Capital Expenditures $(115) - $(125) Free Cash Flow $335 - $345 *2017 guidance is based on 12 months of traditional Gartner results plus 9 months of CEB results

14 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. GAAP to Adjusted Revenue Guidance Reconciliation In $ millions 2017 GAAP Revenue Guidance Deferred Revenue Fair Value Adjustment 2017 Adjusted Revenue Guidance Research revenue $2,455 - $2,480 $145 - $145 $2,600 - $2,625 Consulting revenue $320 - $335 - $320 - $335 Events revenue $323 - $338 $7 - $7 $330 - $345 Talent Assessment & Other $159 - $174 $51 - $51 $210 - $225 Total Revenue $3,257 - $3,327 $203 - $203 $3,460 - $3,530 a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures

15 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. $0.31 $(1.59) $0.94 $1.49 Reconciliation of 2017 Adjusted to GAAP EPS Outlook ~$(1.29) ~$(1.38) ~$(1.53) $3.39 – $3.50 **Adjusting items calculated at the midpoint of guidance range Amortization of Pre-Acquisition Deferred Revenue Adjusted EPS Guidance Range Amortization of Acquired Intangibles Acquisition and Integration and Other Non-Recurring Items $(0.85) – $(0.65) GAAP EPS Guidance Range

16 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Appendix

17 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Additional 2017 Guidance Items $ In millions, unless stated Stock-based compensation $65 - $66 Depreciation $65 - $66 Amortization of intangible assets $183 Effective tax rate (GAAP) 33 - 34% Effective tax rate (adjusted) 31 - 32%

18 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Operating Income (Loss) to Adjusted EBITDA(a) Reconciliation In $ thousands Q3’17 Q3’16 (Combined)(g) Operating income (Loss) $(24,349) $66,288 Normalizing adjustments: Stock-based compensation expense (b) $13,198 $14,413 Depreciation, accretion, and amortization (c) $68,960 $40,676 Amortization of pre-acquisition deferred revenues (d) $63,655 $1,535 Acquisition and integration charges and other nonrecurring items (e) $27,523 $17,396 Other charges (f) $10,368 Adjusted EBITDA $148,987 $150,676 a) Adjusted EBITDA is based on GAAP operating income adjusted for certain normalizing adjustments b) Consists of charges for stock-based compensation awards c) Includes depreciation expense, accretion on excess facilities accruals, and amortization of intangibles. The depreciation and amortization amounts do not include any fair value adjustments as a result of the acquisition d) Consists of the amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract e) Consists of incremental and directly-related charges related to acquisitions and other non-recurring items f) Primarily consists of restructuring costs, real estate and business transformation costs, equity investment losses and non-operating foreign currency impact related to the acquired CEB business g) Please refer to Exhibit 99.2 filed with Form 8-K on August 8, 2017 for a breakdown of the combined amounts into the Traditional Gartner and CEB components

19 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Operating Cash Flow to Free Cash Flow(a) Reconciliation In $ thousands Q3’17 Q3’16 (Combined) Cash provided by operating activities $149,549 $129,063 Adjustments: Cash paid for acquisition and integration $28,504 $12,985 Cash paid for capital expenditures $(33,992) $(15,986) Free Cash Flow $144,061 $126,062 a) Free cash flow is based on cash provided by operating activities determined in accordance with GAAP plus cash acquisition and integration payments less additions to capital expenditures

20 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Adjusted Segments Three Months Ended September 30, 2016 Combined(a) In $ thousands GAAP Revenue Deferred Revenue Fair Value Adjustment Adjusted Revenue Direct Expense Adjusted Gross Contribution Adjusted Contribution Margin Adjusted EBITDA Research $653,443 $47,725 $701,168 $217,221 $483,947 69% Consulting $72,117 $0 $72,117 $55,929 $16,188 22% Events $44,953 $147 $45,100 $28,942 $16,158 36% Talent Assessment & Other $57,572 $15,783 $73,355 $26,357 $46,997 64% TOTAL $828,085 $63,655 $891,740 $328,449 $563,290 63% $148,987 Three Months Ended September 30, 2017 As Reported a) Please refer to Exhibit 99.2 filed with Form 8-K on August 8, 2017 for a breakdown of the combined amounts into the Traditional Gartner and CEB components In $ thousands GAAP Revenue Deferred Revenue Fair Value Adjustment Adjusted Revenue Direct Expense Adjusted Gross Contribution Adjusted Contribution Margin Adjusted EBITDA Research $618,636 $429 $619,065 $186,660 $432,405 70% Consulting $73,707 $0 $73,707 $55,492 $18,215 25% Events $35,119 $1,106 $36,225 $23,392 $12,833 35% Talent Assessment & Other $76,441 $0 $76,441 $31,449 $44,992 59% TOTAL $803,903 $1,535 $805,438 $296,993 $508,445 63% $150,676

21 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Definitions Adjusted Revenue: Represents GAAP revenue plus non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract. Adjusted EBITDA: Represents GAAP operating (loss) income excluding stock-based compensation expense; depreciation, amortization, and accretion on obligations related to excess facilities; amortization of pre-acquisition deferred revenues; acquisition and integration charges; and other non-recurring items. Adjusted Net Income: Represents GAAP net (loss) income adjusted for the impact of certain items directly related to acquisitions and other non-recurring items. These adjustments include the amortization of identifiable intangibles from acquisitions; incremental and directly-related acquisition and integration charges related to the achievement of certain performance targets and employment conditions, as well as legal, consulting, severance, and other costs; fair value adjustments on pre-acquisition deferred revenues; and other non-recurring items. Adjusted EPS: Represents Adjusted Net Income divided by the number of Non-GAAP diluted shares. Free Cash Flow: Represents cash provided by operating activities determined in accordance with GAAP plus cash acquisition and integration payments less payments for capital expenditures. Adjusted Gross Contribution: Adjusted Revenue less Direct Expenses. Adjusted Gross Margin: Adjusted Gross Contribution divided by Adjusted Revenue.

22 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved.